                                                                    Exhibit 10.2


                                          SERVICO, INC.

                                           As Issuer,

                                          LODGIAN, INC.

                                               and

                                    WILMINGTON TRUST COMPANY

                                           As Trustee

                     7% Convertible Junior Subordinated Debentures Due 2010

                                  First Supplemental Indenture

                                    Dated as of June 17, 1998

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                               TABLE OF CONTENTS

                             ----------------------

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                                                                                             PAGE
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
                                            ARTICLE 1
                                           DEFINITIONS

SECTION 1.01.  DEFINITION OF TERMS..............................................................2

                                            ARTICLE 2
                   GENERAL TERMS AND CONDITIONS OF THE CONVERTIBLE DEBENTURES

SECTION 2.01.  DESIGNATION AND PRINCIPAL AMOUNT................................................11
SECTION 2.02.  MATURITY........................................................................12
SECTION 2.03.  FORM AND PAYMENT................................................................12
SECTION 2.04.  GLOBAL DEBENTURE................................................................12
SECTION 2.05.  INTEREST........................................................................16

                                            ARTICLE 3
                            REDEMPTION OF THE CONVERTIBLE DEBENTURES

SECTION 3.01.  TRUST SPECIAL EVENT REDEMPTION..................................................17
SECTION 3.02.  OPTIONAL REDEMPTION.............................................................17
SECTION 3.03.  DEPOSIT OF REDEMPTION PRICE; PAYMENT OF INTEREST ON
               CONVERTIBLE DEBENTURES TO BE REDEEMED...........................................19
SECTION 3.04.  REDEMPTION OF LESS THAN ALL CONVERTIBLE DEBENTURES..............................19
SECTION 3.05.  NOTICE OF REDEMPTION............................................................20
SECTION 3.06.  NO SINKING FUND.................................................................20

                                            ARTICLE 4
                                       OPTIONAL REPURCHASE

SECTION 4.01.  REPURCHASE OF CONVERTIBLE DEBENTURES UPON NON-
               COMPLETION OF MERGER............................................................21

                                            ARTICLE 5
                              EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 5.01.  EXTENSION OF INTEREST PAYMENT PERIOD............................................24
SECTION 5.02.  NOTICE OF EXTENSION.............................................................25



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
                                            ARTICLE 6
                                            EXPENSES

SECTION 6.01.  PAYMENT OF EXPENSES.............................................................26
SECTION 6.02.  PAYMENT UPON RESIGNATION OR REMOVAL.............................................27

                                            ARTICLE 7
                                            COVENANTS

SECTION 7.01.  COVENANTS AS TO THE TRUST.......................................................27

                                            ARTICLE 8
                              CONVERSION OF CONVERTIBLE DEBENTURES

SECTION 8.01.  CONVERSION RIGHTS...............................................................28
SECTION 8.02.  CONVERSION PROCEDURES...........................................................28
SECTION 8.03.  CERTAIN CONVERSION PRICE ADJUSTMENTS............................................31
SECTION 8.04.  MERGER, CONSOLIDATION, OR SALE OF ASSETS........................................39
SECTION 8.05.  SPECIAL PROVISIONS REGARDING ADJUSTMENT OF CONVERSION
               PRICE OR OTHER PROVISIONS.......................................................40
SECTION 8.06.  CERTAIN ADDITIONAL RIGHTS.......................................................41
SECTION 8.07.  TRUSTEE NOT RESPONSIBLE FOR DETERMINING CONVERSION
               PRICE OR ADJUSTMENTS............................................................42
SECTION 8.08.  DEFEASANCE......................................................................42

                                            ARTICLE 9
                                        EVENTS OF DEFAULT

SECTION 9.01.  EVENTS OF DEFAULT...............................................................42

                                           ARTICLE 10
                                  FORM OF CONVERTIBLE DEBENTURE

SECTION 10.01.  FORM OF CONVERTIBLE DEBENTURE..................................................43

                                           ARTICLE 11
                            ORIGINAL ISSUE OF CONVERTIBLE DEBENTURES

SECTION 11.01.  ORIGINAL ISSUE OF CONVERTIBLE DEBENTURES.......................................43


                                       ii


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
                                           ARTICLE 12

                                          MISCELLANEOUS

SECTION 12.01.  RATIFICATION OF BASE INDENTURE; SUPPLEMENTAL INDENTURE
                CONTROLS.......................................................................43
SECTION 12.02.  TRUSTEE NOT RESPONSIBLE FOR RECITALS...........................................44
SECTION 12.03.  GOVERNING LAW..................................................................44
SECTION 12.04.  SEPARABILITY...................................................................44
SECTION 12.05.  COUNTERPARTS...................................................................44
SECTION 12.06.  MERGER.........................................................................44

ANNEX I

         FORM OF CONVERTIBLE DEBENTURE........................................................A-1
         FORM OF FACE OF CONVERTIBLE DEBENTURE................................................A-1
         FORM OF CERTIFICATE OF AUTHENTICATION................................................A-7
         FORM OF REVERSE OF DEBENTURE.........................................................A-8
         FORM OF ELECTION TO CONVERT.........................................................A-15
         ASSIGNMENT FORM.....................................................................A-16
         FORM OF SCHEDULE FOR ENDORSEMENTS ON
         GLOBAL DEBENTURES TO REFLECT CHANGES
         IN PRINCIPAL AMOUNT.................................................................A-19

         THIS FIRST SUPPLEMENTAL INDENTURE, dated as of June 17, 1998 (the "SUPPLEMENTAL INDENTURE"), is between SERVICO, INC., a Florida corporation (the "COMPANY"), LODGIAN, INC., a Delaware corporation ("LODGIAN") and WILMINGTON TRUST COMPANY, as trustee (the "TRUSTEE").

                                    RECITALS

         WHEREAS, the Company has executed and delivered the Base Indenture (as defined herein) to the Trustee to provide for the issuance of the Company's Securities from time to time in one or more series as might be determined by the Company under the Base Indenture, in an unlimited aggregate principal amount as may be authenticated and delivered as provided in the Base Indenture;

         WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 7% Convertible Junior Subordinated Debentures Due 2010 (the "CONVERTIBLE DEBENTURES"), the form and substance of such Convertible Debentures, and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

         WHEREAS, Lodgian Capital Trust I, a Delaware statutory business trust (the "TRUST"), intends to issue up to $175,000,000 aggregate liquidation amount of its 7% Convertible Redeemable Equity Structured Trust Securities ("CRESTS") (and may issue up to an additional $26,250,000 aggregate liquidation amount of CRESTS solely to cover over-allotments) and $5,412,400 aggregate liquidation amount of common securities, having a liquidation amount of $50 per security and designated the 7% Common Securities of the Trust (and may issue up to an additional $811,850 aggregate liquidation amount of Common Securities if additional CRESTS are issued) (the "TRUST COMMON SECURITIES" and, together with the CRESTS, the "TRUST SECURITIES"), representing undivided beneficial ownership interests in the assets of the Trust; and

         WHEREAS, the Trust proposes to purchase Convertible Debentures in an aggregate principal amount equal to the aggregate liquidation amount of the Trust Securities issued;

         NOW, THEREFORE, in consideration of the purchase of the Convertible Debentures by the Trust, and for the purpose of setting forth, as provided in the Base Indenture, the form and substance of the Convertible Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                   ARTICLE 1

                                  DEFINITIONS

         SECTION 1.01. DEFINITION OF TERMS. For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) unless otherwise defined herein, the capitalized terms used herein that are defined in the Base Indenture have the same meanings when used in this Supplemental Indenture;

          (b) the terms defined in this Article 1 have the meanings assigned to them in this Article 1 and include the plural as well as the singular;

          (c) all other terms used herein which are defined in the Trust Indenture Act. either directly or by reference therein, have the meanings assigned to them therein;

          (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (e) a reference to a Section or Article (or subdivision thereof) or the Recitals is to a Section or Article (or subdivision thereof) or the Recitals of this Supplemental Indenture;

          (f) the words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

          (g) headings are for convenience of reference only and do not affect interpretation;

          (h) the following terms have the meanings given to them in the
Declaration: (i) "AUTHORIZED NEWSPAPER"; (ii) "BOARD OF DIRECTORS"; (iii) "BUSINESS DAY"; (iv) "CLOSING DATE"; (v) "COMMON STOCK"; (vi) "DATE OF NON-COMPLETION"; (vii) "DELAWARE TRUSTEE"; (viii) "DISTRIBUTION"; (ix) "GUARANTEE"; (x) "INVESTMENT COMPANY EVENT"; (xi) "MERGER"; (xii) "MERGER AGREEMENT"; (xiii) "NASDAQ"; (xiv) "NO RECOGNITION OPINION"; (xv)

"PROPERTY TRUSTEE"; (xvi) "REDEMPTION TAX OPINION"; (xvii) "RESTRICTED SECURITY"; and (xviii) "TAX EVENT";

          (i) the terms defined as follows shall have the meanings assigned to them as follows:

         "ADJUSTED INTEREST RATE," with respect to any Reset Transaction, means the rate per annum that is the arithmetic average of the rates quoted by two Reference Dealers selected by the Company or its successor as the rate that the Convertible Debentures should bear so that the fair market value, expressed in dollars, of a Convertible Debenture immediately after the later of (i) public announcement of such Reset Transaction and (ii) public announcement of a change in dividend policy in connection with such Reset Transaction, but without giving effect to the provisions of Section 8.03 applicable to such Reset Transaction, shall equal the greater of (i) the average Trading Price of CRESTS or, if the Convertible Debentures have been distributed in liquidation of the Trust, a Convertible Debenture for the 20 Trading Days immediately preceding the date of public announcement of such Reset Transaction and (ii) the sum of (A) the fair market value of a Convertible Debenture immediately after such public announcement and (B) the amount of the decrease, if any, in the fair market value of a Convertible Debenture solely attributable to the increase in the Dividend Yield (excluding the effect of any change in the Trading Price of the common stock into which the Convertible Debentures are convertible that is attributable solely to the increase in the Dividend Yield); PROVIDED that the Adjusted Interest Rate shall not be less than 7% per annum.

         "ADJUSTMENT TRIGGER DATE" has the meaning specified in Section 8.03(A)(III).

         "ADMINISTRATIVE ACTION" means an official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations.

         "APPLICABLE PRICE" means (i) in the event of a Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by a holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the average of the daily Closing Prices of one share of Common Stock during the 10 Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change or, if there is no such record date, prior to the date upon which the holders of the Common Stock shall have the right to receive such cash, securities, property or other assets, but the adjustment shall be based upon the consideration that the holders of Common Stock received in the transaction or event as a result of which more than 50% of the Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets.

         "APPLICABLE RATE" means (i) from the Closing Date to but not including the effective date of the first Reset Transaction, if any, 7% per annum and (ii) from the effective date of any Reset Transaction (the "APPLICABLE RESET TRANSACTION") to but not including the earlier of (x) the effective date of any succeeding Reset Transaction or (y) the Maturity Date, the Adjusted Interest Rate in respect of the Applicable Reset Transaction.

         "BASE INDENTURE" means that Indenture dated as of even date hereof between the Company, Lodgian and the Trustee, as it may be amended, restated, supplemented and/or modified from time to time.

         "BUSINESS DAY" means any day other than a Saturday, Sunday, or any other day on which banking institutions in New York, New York or Wilmington, Delaware are permitted or required by any applicable law to close.

         "CERTIFICATE OF INCORPORATION" means the Company's Articles of Incorporation, as amended from time to time.

         "CLOSING PRICE" of any class of common stock of any Person on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of such common stock (regular way) on the NYSE on such date, (ii) if such common stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such common stock is so listed, (iii) if such common stock is not so listed on a United States national or regional securities exchange, as reported by the NASDAQ Stock Market, (iv) if such common stock is not so reported, the last quoted bid price for such common stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, (v) if such common stock is not so quoted, the average of the mid-point of the last bid and ask prices for such common stock from at least three nationally recognized investment banking firms selected by the board of directors of such Person or (vi) if not so available in such manner, as otherwise determined in good faith by the Board.

         "COMMON SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Trust Common Security substantially in the form of Exhibit B to the Declaration.

         "COMMON STOCK FUNDAMENTAL CHANGE" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the board of directors of the Company) of the consideration received by holders of Common Stock consists of common stock that, for the 10 Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on The Nasdaq National Market System; PROVIDED, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Convertible Debentures continue to exist as outstanding Convertible Debentures or (ii) the outstanding Convertible Debentures continue to exist as Convertible Debentures and are convertible into shares of the common stock of the corporation succeeding to the business of the Company. The Merger shall be deemed a Common Stock Fundamental Change.

         "COMPANY" has the meaning specified in the first paragraph hereof.

         "COMPOUNDED INTEREST" has the meaning specified in Section 5.01.

         "CONVERSION AGENT" means the Property Trustee acting as Conversion Agent for a Holder.

         "CONVERSION DATE" has the meaning specified in Section 8.02(B).

         "CONVERSION NOTICE" has the meaning specified in Section 8.02(A).

         "CONVERSION PRICE" means $21.42, as of the date of this Supplemental Indenture, as adjusted from time to time as set forth in Article 8.

         "CONVERTIBLE DEBENTURES" has the meaning specified in the Recitals.

         "CRESTS" has the meaning specified in the Recitals.

         "CRESTS CERTIFICATE" means a certificate representing CRESTS substantially in the form of Exhibit A to the Declaration.

         "CURRENT MARKET PRICE" shall mean, with respect to any class of common stock of the Company, the average of the daily Closing Prices of a share of such common stock during the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the date in question; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 8.03(A)(II) through

8.03(A)(V) occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 8.03(A)(II) through 8.03(A)(V) occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 8.03(A)(III) or 8.03(A)(IV)) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of the applicable class of common stock of the Company as of the close of business on the day before such "ex" date. For purposes of this definition, the term "ex" date, with respect to any class of common stock of the Company, (i) when used with respect to any issuance or distribution, means the first date on which such common stock trades regular way on such exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of such common stock, means the first date on which such common stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which such common stock trades regular way on such exchange or in such market after the expiration time of such tender or exchange offer.

         "DECLARATION" means the Amended and Restated Declaration of Trust of the Trust, dated as of June 17, 1998, as it may be amended, restated, supplemented and/or modified from time to time.

         "DEFERRED INTEREST" has the meaning specified in Section 5.01.

         "DEPOSITARY" means a clearing agency registered under the Securities Exchange Act of 1934 that is designated as Depositary for the Convertible Debentures.

         "DISSOLUTION EVENT" means that, as a result of the occurrence and continuation of a Trust Special Event, the Trust is to be dissolved in accordance with the Declaration, and the Convertible Debentures held by the Property Trustee are to be distributed to the holders of the Trust Securities issued by the Trust PRO RATA in accordance with the Declaration.

         "DIVIDEND YIELD," on any security for any period, means the dividends paid or proposed to be paid pursuant to an announced dividend policy on such security for such period divided by, if with respect to dividends paid on such security, the average Closing Price of such security during such period and, if with respect to dividends so proposed to be paid on such security, the Closing Price of such security on the effective date of the related Reset Transaction.

         "EXCESS PURCHASE PAYMENT" means the excess, if any, of (A) the aggregate of the cash and the value (as determined by the Board of Directors) of all other consideration paid by the Company or any of its Subsidiaries with respect to the shares of the class of Common Stock acquired in a tender or exchange offer, respectively, over (B) the product of the Current Market Price per share of such common stock times the number of shares of such Common Stock acquired in such tender or exchange offer.

         "EXERCISE TRIGGER DATE" has the meaning specified in Section 8.03(A)(III).

         "EXTENSION PERIOD" has the meaning specified in Section 5.01.

         "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event or series of transactions or events pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or shall constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); PROVIDED, in the case of any such series of transactions or events, for purposes of adjustment of the Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets.

         "GLOBAL DEBENTURE" has the meaning specified in Section 2.04.

         "IDC" means Interactive Data Corporation.

         "INTEREST PAYMENT DATE" has the meaning specified in Section 2.05.

         "LODGIAN" has the meaning specified in the first paragraph hereof.

         "MATURITY DATE" means the date on which the Convertible Debentures mature and on which the principal shall be due and payable, together with any accrued and unpaid interest thereon, including Compounded Interest, if any.

         "MINISTERIAL ACTION" has the meaning specified in Section 3.01.

         "90-DAY PERIOD" has the meaning specified in Section 3.01.

         "NON-COMPLETION OFFER" has the meaning specified in Section 4.01.

         "NON-COMPLETION PAYMENT" has the meaning specified in Section 4.01.

         "NON-COMPLETION PAYMENT DATE" has the meaning specified in Section
4.01.

         "NON-COMPLETION PAYMENT NOTICE" has the meaning specified in Section 4.01.

         "NON-STOCK FUNDAMENTAL CHANGE" means any Fundamental Change other than a Common Stock Fundamental Change.

         "NYSE" means the New York Stock Exchange, Inc. or any successor thereto.

         "OID" means original issue discount.

         "PAYING AGENT" means any Paying Agent with respect to the Convertible Debentures under the Base Indenture.

         "PRICE TRIGGER DATE" has the meaning specified in Section 8.03(A)(III).

         "PURCHASE DATE" shall have the meaning specified in Section 8.03(A)(V).

         "PURCHASE AGREEMENT" means the Purchase Agreement dated June 9, 1998, among NationsBanc Montgomery Securities LLC, the Trust and the Company, as it may be amended, restated, supplemented and/or modified from time to time.

         "PURCHASER STOCK PRICE" means, with respect to any Common Stock Fundamental Change, the average of the daily Closing Prices for one share of the common stock received by holders of Common Stock in such Common Stock Fundamental Change during the 10 Trading Days immediately prior to the date fixed for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such date, prior to the date upon which the holders of Common Stock shall have the right to receive such common stock.

         "REDEMPTION PRICE" has the meaning specified in Section 3.02.

         "REFERENCE DEALER" means a dealer engaged in the trading of convertible securities.

         "REFERENCE MARKET PRICE" initially means $11.22 and, in the event of any adjustment to the Conversion Price other than as a result of a Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial Conversion Price of $21.42 per share.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated the date hereof, among the Company, Lodgian, NationsBanc Montgomery Securities LLC and the Trust for the benefit of themselves and the Holders, as the same may be amended from time to time in accordance with the terms thereof.

         "REGULAR RECORD DATE" has the meaning specified in Section 2.05(A).

         "REGULAR TRUSTEE" means the Regular Trustee of the Trust.

         "RESALE RESTRICTION TERMINATION DATE" has the meaning specified in
Section 2.04.

         "RESET TRANSACTION" means (i) a merger, consolidation or statutory share exchange to which the Person that is the issuer of the common stock into which the Convertible Debentures are then convertible is a party, (ii) a sale of all or substantially all assets of such Person, (iii) a recapitalization of such common stock or a distribution described in Section 8.03(A)(III) or (iv) the election by the Person that is the issuer of the common stock into which the Convertible Debentures are then convertible to be a real estate investment trust (as defined in Section 856 of the Internal Revenue Code of 1986, as amended), after the effective date of which transaction or distribution or election described in clauses (i) through (iv) above the Convertible Debentures are convertible into shares of a

Person (x) the common stock of which had a Dividend Yield for the four fiscal quarters of such Person immediately preceding the public announcement thereof which was, or (y) that announces a dividend policy prior to the effective date thereof which policy, if implemented, would result in a Dividend Yield on such common stock for the next four fiscal quarters of such Person which would be, more than 250 basis points higher than the Dividend Yield on the common stock into which the Convertible Debentures are convertible prior to such transaction, distribution or election for the four fiscal quarters immediately preceding the public announcement of such transaction or distribution or election.

         "SECURITIES" has the meaning set forth in Section 8.03(A)(III).

         "SPECIAL EVENT REDEMPTION PRICE" has the meaning specified in Section 3.01.

         "STATED MATURITY" has the meaning specified in the Base Indenture.

         "SUBSIDIARY" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture, business trust or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

         "SUPPLEMENTAL INDENTURE" has the meaning specified in the first paragraph hereof.

         "TRADING DAY" means, with respect to any class of common stock of any Person, any day on which such common stock is traded on the NYSE, or if such common stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such common stock is listed or admitted, or if not listed or admitted to trading on any national securities exchange, on the NASDAQ Stock Market, or if such common stock is not quoted on the NASDAQ Stock Market, in the applicable securities market in which such common stock is traded.

         "TRADING PRICE" of a security on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of a security (regular way) on the NYSE on such date, (ii) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, (iii) if such security is not so listed on a United States national or regional securities exchange, as reported by the NASDAQ Stock Market, (iv) if such security is not so reported, the price quoted by IDC for such security or, if IDC is not quoting such price, a similar quotation service selected by the Company, (v) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least two dealers recognized as market-makers for such security, or (vi) if such security is not so quoted, the average of the last bid and ask prices for such security from a Reference Dealer.

         "TRUST" has the meaning specified in the first paragraph hereof.

         "TRUST COMMON SECURITIES" has the meaning specified in the Recitals.

         "TRUSTEE" has the meaning specified in the Recitals.

         "TRUST SECURITIES" has the meaning specified in the Recitals.

         "TRUST SPECIAL EVENT" means a Tax Event or an Investment Company
Event.

         "VOTING STOCK", as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                                    ARTICLE 2

           GENERAL TERMS AND CONDITIONS OF THE CONVERTIBLE DEBENTURES

         SECTION 2.01. DESIGNATION AND PRINCIPAL AMOUNT. There is hereby authorized a series of Debentures designated the 7% Convertible Junior Subordinated Debentures Due 2010, limited in aggregate principal amount to the sum of (a) $180,412,400 and (b) such aggregate principal amount (which may not exceed $207,474,300 aggregate principal amount) of Convertible Debentures as shall be purchased by the Trust as a consequence of the exercise of an over-allotment option in accordance with the terms of the Purchase Agreement, except for Convertible Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Convertible Debentures under the terms of this Supplemental Indenture and the Base Indenture, which amount shall be as set forth in one or more Company Orders for the authentication and delivery of Convertible Debentures pursuant to Section 2.04 of the Base Indenture.

         SECTION 2.02. MATURITY. The Maturity Date is June 30, 2010.

         SECTION 2.03. FORM AND PAYMENT. Except as provided in Section 2.04, the Convertible Debentures shall be issued in fully registered certificated form without Coupons with appropriate legends as set forth on Annex I hereto, in denominations of $50 and integral multiples thereof. Principal, premium, if any, and interest on the Convertible Debentures issued in certificated form shall be payable, the transfer of such Convertible Debentures shall be registrable, and such Convertible Debentures shall be exchangeable for Convertible Debentures bearing identical terms and provisions, at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Debenture Register. Notwithstanding the foregoing, so long as the Holder of any Convertible Debentures is the Property Trustee, the payment of the principal of, premium, if any, and interest (including Compounded Interest, if any) on such Convertible Debentures held by the Property Trustee shall be made at such place and to such account as may be designated by the Property Trustee.

         SECTION 2.04. GLOBAL DEBENTURE. (a) So long as Convertible Debentures are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Convertible Debentures that are so eligible shall be represented by one or more global Convertible Debentures ("GLOBAL DEBENTURES"). The transfer and exchange of beneficial interests in any such Global Debenture shall be effected through the Depositary in accordance with the Indenture and the procedures of the Depositary therefor. If distributed to holders of CRESTS in connection with the involuntary or voluntary dissolution, winding-up, or liquidation of the Trust as a result of the occurrence of a Trust Special Event, the Convertible Debentures shall be issued in the form of one or more global certificates registered in the name of the Depositary or its nominee. If the Convertible Debentures are so distributed to holders of CRESTS in liquidation of such holders' interests in the Trust, the Depositary shall act as securities depositary for the Convertible Debentures.

         None of the Company, the Trust, the Property Trustee, any Paying Agent and any other agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Debenture for such Convertible Debentures or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Beneficial owners of a Convertible Debenture represented by a Global Debenture shall not be entitled to have certificates registered in their names, shall not receive or be entitled to receive physical delivery of certificates in definitive form and shall not be considered Holders of such Convertible Debenture.

          (b) Each Global Debenture and Convertible Debentures not represented by a Global Debenture that constitutes a Restricted Security shall bear the following legend on the face thereof until two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Convertible Debentures (or any predecessor thereto) (the "RESALE RESTRICTION TERMINATION DATE"), unless otherwise agreed by the Company and the Holder thereof:

         THIS SECURITY, THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, THE GUARANTEE AND THE CRESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION IN THESE SECURITIES MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITIES, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF SUCH SECURITIES (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS SUCH SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT

         PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING SUCH SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, OR AS FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
         (a) (7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY. EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED HEREBY WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE 1 OF ERISA OR A PLAN DESCRIBED IN SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) BY REASON OF THE APPLICATION OF ONE OR MORE STATUTORY OR ADMINISTRATIVE EXEMPTIONS FROM THE PROHIBITED TRANSACTION RULES OF SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE, ITS PURCHASE AND HOLDING OF CRESTS WILL NOT CONSTITUTE, CAUSE OR RESULT IN THE OCCURRENCE OF A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR
         SECTION 4975 OF THE CODE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST

         OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO THE SECURITIES.

          (c) A Global Debenture may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

         Any Convertible Debentures (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Convertible Debentures for exchange to the Trustee in accordance with the provisions of this
Section 2.04(B), be exchanged for new Convertible Debentures of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 2.04(B).

         Upon any sale or transfer of any Restricted Security (including any interest in a Global Debenture) (i) that is effected pursuant to an effective registration statement under the Securities Act or (ii) in connection with which the Trustee receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Company and the Trustee to the effect that such security shall no longer be subject to the resale restrictions under federal and state securities laws, then (A) in the case of a Restricted Security in definitive form the Trustee shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legend set forth in Section 2.04(B), and shall rescind any such restrictions on transfer and (B) in the case of Restricted Securities represented by a Global Debenture, such Convertible Debentures shall no longer be subject to the restrictions contained in the legend set forth in Section 2.04(B) (but still subject to the other provisions hereof). In addition, any Convertible Debentures (or security issued in exchange or substitution therefor) as to which the restrictions on transfer described in the legend set forth in Section 2.04(B) have expired by their terms, may, upon surrender thereof (in accordance with terms of this Indenture) together with such certifications and other information (including an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and the Trustee and in form acceptable to the Company, to the effect that the transfer of such Restricted Security may be made in compliance with Rule 144(k) or such successor provision) acceptable to the Company and the Trustee as either of them may reasonably require, be exchanged for a new Convertible Debenture or Convertible Debentures of like tenor and aggregate principal amount, which shall not bear the restrictive legends set forth in Section 2.04(B).

         SECTION 2.05. INTEREST. (a) Each Convertible Debenture shall bear interest at the Applicable Rate per annum from and including the Closing Date until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Applicable Rate, compounded quarterly, payable (subject to the provisions of Article 5) quarterly in arrears on March 31, June 30, September 30 and December 31, of each year (each, an "INTEREST PAYMENT DATE"), commencing September 30, 1998 to the Holder of such Convertible Debenture, at the close of business on the record date for such Interest Payment Date, which record date (the "REGULAR RECORD DATE"), (i) shall be the close of business on the Business Day next preceding that Interest Payment Date, in respect of (A) Convertible Debentures of which the Property Trustee is the only Holder and the related CRESTS are in book-entry only form or
(B) a Global Debenture, and (ii) shall be any date selected by the Company but in any event at least one Business Day before that Interest Payment Date in respect of Convertible Debentures other than as set forth in (i).

          (b) The amount of interest payable for any full quarterly interest period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, shall be computed on the basis of 30-day months and, for periods of less than a month, on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Convertible Debentures is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                                    ARTICLE 3

                    REDEMPTION OF THE CONVERTIBLE DEBENTURES

         SECTION 3.01. TRUST SPECIAL EVENT REDEMPTION. If a Trust Special Event has occurred and is continuing and (a) the Company has received a Redemption Tax Opinion or (b) the Regular Trustees have been informed by independent tax counsel experienced in such matters that, for substantive reasons, it cannot deliver a No Recognition Opinion to the Trust, then, notwithstanding Sections 3.02 and 3.03, the Company shall have the right upon not less than 30 days' nor more than 60 days' notice to the Holders of the Convertible Debentures to redeem the Convertible Debentures, in whole or in part, for cash, within 90 days following the occurrence of such Trust Special Event (the "90-DAY PERIOD"), at a redemption price equal to 100% of the principal amount to be redeemed, together with accrued and unpaid interest (including Compounded Interest, if any) thereon to, but excluding, the date of such redemption (the "SPECIAL EVENT REDEMPTION PRICE"), PROVIDED that, if at the time there is available to the Company or the Trust the opportunity to eliminate, which elimination shall be complete within the 90- Day Period, such Trust Special Event by taking some ministerial action (such as filing a form or making an election, or pursuing some other similar reasonable measure) that has no adverse effect on the Company, the Trust or the Holders of the Trust Securities, or does not subject any of them to more than DE MINIMIS regulatory requirements ("MINISTERIAL ACTION"), the Company or the Trust shall pursue such Ministerial Action in lieu of redemption. and, provided, further, that the Company shall have no right to redeem the Convertible Debentures while the Trust is pursuing any Ministerial Action pursuant to its obligations under the Declaration; provided such Ministerial Action can eliminate such Trust Special Event during the 90-Day Period. On the date notice of redemption is given by mail pursuant to Section 3.05, the Company shall issue a press release announcing such redemption and that such redemption shall result in the redemption of the CRESTS. The Special Event Redemption Price shall be paid prior to 12:00 noon, New York time, on the date fixed by the Company for such redemption or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Redemption Price by 10:00 a.m., New York time, on the date such Special Event Redemption Price is to be paid.

         SECTION 3.02. OPTIONAL REDEMPTION. (a) Subject to the provisions of
Section 3.03 and Section 3.04 of this Supplemental Indenture and to the provisions of Article 10) of the Base Indenture, the Company shall have the right to redeem the Convertible Debentures, in whole or in part, for cash, from time to time on and after July 3, 2002, upon not less than 30 days' nor more than 60 days' notice to the Holders, at the following prices (expressed as percentages of the principal amount of the Convertible Debentures) (the "REDEMPTION PRICE"), together with any accrued and unpaid interest (including Compounded Interest, if any) thereon to, but excluding, the date of such redemption, if redeemed during the period beginning July 3, 2002 and ending on June 27, 2003, the redemption price shall be 104.2% and if redeemed thereafter during the 12-month period beginning on June 30 of the following years:

     YEAR                               REDEMPTION PRICE
     ----                               ----------------
     2003                                    103.5%
     2004                                    102.8%
     2005                                    102.1%
     2006                                    101.4%
     2007                                    100.7%
     2008 and thereafter                     100.0%

         The Company may exercise its redemption right pursuant to this Section
3.02 provided that the redemption price (other than the portion thereof consisting of accrued and unpaid interest (including Compounded Interest, if any)) is payable solely out of the sale proceeds of other equity securities of the Company, and from no other source. For purposes of the preceding sentence, "EQUITY SECURITIES" means (i) any equity securities, including common stock and preferred stock, of the Company, (ii) any securities, which by their terms, are mandatorily convertible or exchangeable for, or require the purchase of, such common stock or preferred stock and (iii) preferred securities issued by a business trust, partnership or limited liability company, all of the common equity of which is owned, directly or indirectly by, the Company and the sole assets of which are subordinated debt securities with interest payments deferrable at the Company's option.

         On the date notice of redemption pursuant to this Section 3.02(A) is given by mail pursuant to Section 3.05, the Company shall issue a press release announcing such redemption which shall set forth the aggregate principal amount of Convertible Debentures that the Company intends to redeem and, if the Property Trustee is the Holder of the Debentures, that such redemption shall result in the redemption of an equal liquidation amount of CRESTS.

          (b) Subject to the provisions of Section 3.03 and Section 3.04 of this Supplemental Indenture and to the provisions of Article 10 of the Base Indenture, the Company shall have the right to redeem the Convertible Debentures, in whole or in part, for cash from time to time after July 3, 2002, upon not less than 30 days' nor more than 60 days' notice to the Holders, at a redemption price equal to 100% of the principal amount of the Convertible Debentures to be redeemed, together with any accrued and unpaid interest (including Compounded Interest, if any) thereon to, but excluding the date of such redemption. The Company may exercise its redemption right pursuant to this
Section 3.02(B) by notice given on any date only (i) if for 20 Trading Days within any period of 30 consecutive Trading Days ending on such date, including the last day of such period, the Closing Price of the shares of Common Stock exceeds $25.71 per share, subject to adjustment, under the circumstances described in Section 8.03, with respect to the Conversion Price and (ii) on or prior to the date of the notice of redemption required by Section 3.05, the Company shall have entered into an agreement, subject to customary terms and conditions, with a nationally recognized investment banking firm pursuant to which such firm shall have agreed to purchase from the Company such number of whole shares of Common Stock as would have been issuable upon conversion of Convertible Debentures that are not surrendered for conversion prior to the close of business on the redemption date. To exercise its redemption right pursuant to this Section 3.02(B), the Company shall issue a press release announcing the redemption prior to the opening of business on the second Trading Day after the conditions described in the preceding sentences have, from time to time, been met but shall not issue such press release prior to July 3, 2002. Such press release shall announce the redemption and set forth the aggregate principal amount of Convertible Debentures that the Company intends to redeem and, if the Property Trustee is the holder of the Debentures, that such redemption shall result in the redemption of an equal liquidation amount of CRESTS.

         SECTION 3.03. DEPOSIT OF REDEMPTION PRICE; PAYMENT OF INTEREST ON CONVERTIBLE DEBENTURES TO BE REDEEMED. The redemption price of Debentures to be redeemed, together with any accrued and unpaid interest (including Compounded Interest, if any) thereon required to be paid, shall be paid prior to 12:00 noon, New York time, on the date fixed by the Company for redemption or at such earlier time as the Company determines, PROVIDED that the Company shall deposit with the Trustee an amount sufficient to pay such redemption price, plus such accrued and unpaid interest, by 10:00 a.m., New York time, on the date such redemption price is to be paid; PROVIDED, FURTHER, that if Convertible Debentures are redeemed pursuant to this Article 3 on March 31, June 30, September 30, or December 31, accrued and unpaid interest (including Compounded Interest, if any) shall be payable to Holders on the relevant record date. The Company may not redeem any Convertible Debentures unless all accrued and unpaid interest (including Compounded Interest, if any) has been paid on all of the outstanding Convertible Debentures for all quarterly interest periods terminating on or prior to the last Interest Payment Date before the date of redemption.

         SECTION 3.04. REDEMPTION OF LESS THAN ALL CONVERTIBLE DEBENTURES. If the Convertible Debentures are only partially redeemed, the Convertible Debentures shall be redeemed pro rata by the Trustee.

         SECTION 3.05. NOTICE OF REDEMPTION. Notice of any redemption of the Convertible Debentures shall be given by the Company by mail to each Holder of Convertible Debentures to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption of the Convertible Debentures, provided that notice of redemption by mail pursuant to Section 3.02(B) shall be given on the date on which the Company issues the press release referred to in Section 3.02(B). If the Convertible Debentures have been distributed to Holders in liquidation of the Trust, notice of any redemption shall also be given by publication made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date in an Authorized Newspaper.

         For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this Section 3.05, a notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, or by such other means suitable to assure delivery of such written notice, to Holders of Convertible Debentures. Each notice given by mail shall be addressed to the Holders of Convertible Debentures at the address of each such Holder appearing in the books and records of the Company. No defect in the notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each notice, whether given by mail or publication, shall state, as appropriate: (A) the redemption date; (B) the aggregate principal amount of Convertible Debentures to be redeemed, including CUSIP numbers, and, if less than all the Convertible Debentures held by such Holder are to be redeemed, the aggregate principal amount of such Convertible Debentures to be redeemed from such Holder; (C) the redemption price to be paid in respect of the redemption; (D) the then current Conversion Price and, if any event then known to the Company shall result in an adjustment to the Conversion Price on or prior to the redemption date, such adjusted conversion price and the date of such adjustment; (E) the last date on which the Convertible Debentures may be converted prior to the redemption date; (F) any Holder who wishes to convert his or her Convertible Debentures must comply with and satisfy all the terms, conditions and requirements for conversion as set forth in the Convertible Debentures and the Supplemental Indenture; (G) that interest on the Convertible Debentures to be redeemed shall cease to accrue on the redemption date; and (H) a place for the Convertible Debentures to be redeemed.

         SECTION 3.06. NO SINKING FUND. The Convertible Debentures are not entitled to the benefit of any sinking fund.

                                   ARTICLE 4

                              OPTIONAL REPURCHASE

         SECTION 4.01. REPURCHASE OF CONVERTIBLE DEBENTURES UPON NON- COMPLETION OF MERGER. (a) If the Merger Agreement is terminated or the Merger has not been consummated by December 31, 1998, the Company shall make an offer (the "NON-COMPLETION OFFER") to each Holder of Convertible Debentures to repurchase all or any part (equal to $50 or an integral multiple thereof) of such Holder's Convertible Debentures at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase (the "NON-COMPLETION PAYMENT").

          (b) Within 20 days following the Date of Non-Completion, the Company shall mail a notice to each Holder of Convertible Debentures stating:

                  (i) that a Non-Completion Offer is being made pursuant to
         Section 4.01 and that all Convertible Debentures properly tendered shall be accepted for payment;

                  (ii) the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "NON-COMPLETION PAYMENT DATE");

                  (iii) that any Convertible Debentures not properly tendered shall continue to accrue interest in accordance with the terms of this Supplemental Indenture and the Base Indenture;

                  (iv) that, unless the Company defaults in the payment of the Non- Completion Payment, all Convertible Debentures accepted for payment pursuant to a Non-Completion Offer shall cease to accrue interest after the Non-Completion Payment Date;

                  (v) that Holders of Convertible Debentures electing to have any Convertible Debentures purchased pursuant to a Non-Completion Offer shall be required to surrender the Convertible Debentures, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Convertible Debentures completed, or transfer by book-entry, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Non-Completion Payment Date;

                  (vi) that Holders of Convertible Debentures shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day prior to the Non-Completion Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Convertible Debentures delivered for purchase, and a statement that such Holder is withdrawing his election to have such Convertible Debentures purchased; and

                  (vii) that Holders of Convertible Debentures whose Convertible Debentures are being purchased only in part shall be issued new Convertible Debentures equal in principal amount to the unpurchased portion of the Convertible Debentures surrendered, which unpurchased portion must be equal to $50 in principal amount or an integral multiple thereof.

          (c) A Holder may exercise its rights specified in Section 4.01(A) by complying with the terms of the notice in Section 4.01(B) or upon (1) delivery to any Paying Agent of a written notice (a "NON-COMPLETION PAYMENT NOTICE") at any time prior to the close of business on the Non-Completion Payment Date, stating (A) the certificate number of the Convertible Debenture that the Holder shall deliver to be purchased and (B) the portion of the principal amount of the Convertible Debenture that the Holder shall deliver to be purchased, which portion must be $50 or an integral multiple thereof and (2) delivery of such Convertible Debenture to such Paying Agent at such office prior to, on or after the Non-Completion Payment Date (together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Non-Completion Payment therefor. If a Holder has elected to deliver to the Company for purchase a portion of a Convertible Debenture, and if the principal amount of such portion is $50 or an integral multiple of $50, the Company shall purchase such portion from the Holder thereof pursuant to Section 4.01. Provisions of this Supplemental Indenture and the Base Indenture that apply to the purchase of all of a Convertible Debenture also apply to the purchase of a portion of such Convertible Debenture. Each Paying Agent shall promptly notify the Company of the receipt by the former of any and all Non-Completion Payment Notices and any and all written notices of withdrawal thereof.

          (d) Upon receipt by any Paying Agent of a Non-Completion Payment Notice, the Holder of the Convertible Debenture in respect of which such Non-Completion Payment Notice was given shall thereafter be entitled to receive solely the Non-Completion Payment with respect to such Convertible Debenture (unless such Non-Completion Payment Notice is withdrawn pursuant to Section 4.01(I)). Such Non-Completion Payment shall be paid to such Holder promptly following the later of the Business Day following the Non-Completion Payment Date (provided the conditions in Section 4.01(C) have been satisfied) and the time of delivery of such Convertible Debenture to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by
Section 4.01(B).

          (e) On or prior to the Non-Completion Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Convertible Debentures or portions thereof properly tendered pursuant to a Non-Completion Offer, (ii) deposit with the Paying Agent an amount of money in same-day funds (or New York Clearing House funds if such deposit is made prior to the Non-Completion
Payment Date) sufficient to pay the Non-Completion Payment with respect to all the Convertible Debentures or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Convertible Debentures so tendered together with a certification setting forth the aggregate principal amounts of Convertible Debentures or portions thereof being purchased by the Company.

          (f) Upon a Non-Completion Payment Notice having been given as aforesaid, Convertible Debentures to be purchased shall, on the Non-Completion Payment Date, become due and payable at the Non-Completion Payment and from and after such date (unless the Company shall default in the payment of the Non-Completion Payment) such Convertible Debentures shall cease to bear interest. Upon surrender of any such Convertible Debenture for purchase in accordance with the foregoing provisions, such Convertible Debenture shall be purchased by the Company for an amount equal to the Non-Completion Payment with respect to such Convertible Debenture. If any Convertible Debenture tendered for purchase shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Non-Completion Payment Date at the rate borne by such Convertible Debenture.

          (g) Any Convertible Debenture that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Convertible Debenture, without service charge, one or more new Convertible Debentures of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Convertible Debenture so surrendered that is not purchased; PROVIDED that each such new Convertible Debenture shall be in a principal amount of $50 or an integral multiple thereof.

          (h) The Company shall comply with applicable tender offer rules, including Rule 14e-1 under the Exchange Act, in connection with a Non-Completion Offer and may modify a Non-Completion Offer to so comply.

          (i) A Non-Completion Payment Notice may be withdrawn before or after delivery by the Holder to the relevant Paying Agent at the office of such Paying Agent of the Convertible Debenture to which such Non-Completion Payment Notice relates, by means of a written notice of withdrawal (by facsimile transmission or letter) received by such Paying Agent at such office not later than three Business Days prior to the Non-Completion Payment Date, specifying, as applicable:

                  (i) the certificate number of the Convertible Debenture in respect of which such notice of withdrawal is being submitted;

                  (ii) the principal amount of the Convertible Debenture with respect to which such notice of withdrawal is being submitted; and

                  (iii) the principal amount, if any, of the Convertible Debenture that remains subject to the original Non-Completion Payment Notice and that has been or shall be delivered for purchase by the Company.

         Each Paying Agent shall promptly return to the prospective Holders thereof any Convertible Debentures with respect to which a Non-Completion Payment Notice has been withdrawn in compliance with this Indenture.

                                    ARTICLE 5

                      EXTENSION OF INTEREST PAYMENT PERIOD

         SECTION 5.01. EXTENSION OF INTEREST PAYMENT PERIOD. As long as an Event of Default under Section 4.01(a) of the Base Indenture shall not have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Convertible Debentures, to defer payments of interest by extending the interest payment period of such Convertible Debentures for a period not exceeding 20 consecutive quarters nor extending beyond the Stated Maturity of the Convertible Debentures (an "EXTENSION PERIOD"), during which Extension Period no interest shall be due and payable on the Convertible Debentures. To the extent permitted by applicable law, interest, the payment of which has been deferred during an Extension Period, shall bear interest thereon at the Applicable Rate compounded quarterly for each quarter of the Extension Period ("COMPOUNDED INTEREST"). Before the termination of any such Extension Period the Company may further extend such Extension Period, provided that such Extension

Period, together with all such previous and further extensions thereof, shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. At the end of the Extension Period, the Company shall pay all interest accrued and unpaid on the Convertible Debentures, including any Compounded Interest (together, "DEFERRED INTEREST") that shall be payable to the Holders of Convertible Debentures in whose names the Convertible Debentures are registered in the Debenture Register on the first record date after the termination of the Extension Period. Upon the termination of any Extension Period and upon the payment of all Deferred Interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Company may pay at any time all or any portion of the interest accrued during an Extension Period.

         SECTION 5.02. NOTICE OF EXTENSION. (a) If the Property Trustee shall be the only Holder of the Convertible Debentures at the time the Company selects an Extension Period, the Company shall give written notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extension Period one Business Day before the earlier of (i) the date on which Distributions on the Trust Securities are payable and (ii) the date the Regular Trustees are required to give notice of the record date or the date such Distributions are payable to any national stock exchange or other organization on which the CRESTS may be listed or quoted, if any, or to holders of CRESTS, but in any event at least one Business Day before such record date or such payment date.

          (b) If the Property Trustee shall not be the Holder of the Convertible Debentures at the time the Company selects an Extension Period, the Company shall give the Holders of Convertible Debentures written notice of its selection of such Extension Period at least 10 Business Days before the earlier of (i) the Interest Payment Date for the first quarter of such Extension Period and (ii) the date the Company is required to give notice of the record date or the date of such interest payment to Holders of Convertible Debentures.

          (c) The quarter in which any notice is given pursuant to subsections
(a) or (b) of this Section 5.02 shall be, and shall be counted as, one of the 20 quarters permitted in the maximum Extension Period permitted under Section 5.01.

                                    ARTICLE 6

                                    EXPENSES

         SECTION 6.01. PAYMENT OF EXPENSES. Because the Trust is being formed solely to facilitate an investment in the Convertible Debentures, the Company, in its capacity as borrower with respect to the Convertible Debentures, shall:

                  (a) pay all costs and expenses relating to the offering, sale, issuance and/or exchange of the Convertible Debentures and the Trust Securities, including fees payable pursuant to the Purchase Agreement and compensation, expenses and indemnification of the Trustee under the Base Indenture in accordance with the provisions of Section 5.06 of the Base Indenture;

                  (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust, the fees and expenses of the Regular Trustees, Property Trustee and the Delaware Trustee and the fees and expenses of the Guarantee Trustee under the Guarantee, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets);

                  (c) pay all costs and expenses related to the enforcement by the Property Trustee of its rights as a Holder of Convertible Debentures;

                  (d) be responsible for all debts and obligations of the Trust (other than with respect to the Trust Securities);

                  (e) pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than United States withholding taxes) directly imposed on the Trust, in its capacity as a legal entity or as a holder of the Convertible Debentures, by the United States, or any other taxing authority;

         so that the net amounts received and retained by such Trust and the Property Trustee after paying such taxes, duties, assessments, governmental charges, expenses, debts and obligations shall be equal to the amounts such Trust and the Property Trustee would have received had no such taxes, duties, assessments, governmental charges, expenses, debts and obligations been incurred by or imposed on such Trust.

         The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such fees, debts, obligations, costs, expenses, taxes, duties, assessments or other governmental charges are owed (each a "CREDITOR") whether or not such Creditor has received notice thereof. Any Creditor may enforce such obligations of the Company directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

         SECTION 6.02. PAYMENT UPON RESIGNATION OR REMOVAL. Upon termination of this Supplemental Indenture or the Base Indenture or the removal or resignation of the Trustee pursuant to Section 5.07 of the Base Indenture, the Company shall pay to the Trustee all amounts owed to the Trustee accrued to the date of such termination, removal or resignation. Upon termination of the Declaration or removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 6.06 of the Declaration or the Guarantee Trustee pursuant to the Guarantee, the Company shall pay to the Delaware Trustee, the Property Trustee or the Guarantee Trustee, and their respective counsel, as the case may be, all amounts accrued to the date of such termination, removal or resignation.

                                    ARTICLE 7

                                    COVENANTS

         SECTION 7.01. COVENANTS AS TO THE TRUST. If the Property Trustee is the Holder of the Convertible Debentures, the Company shall (a) maintain, directly or indirectly, ownership of all of the Trust Common Securities; PROVIDED, however, that any permitted successor of the Company under the Base Indenture may succeed to the Company's ownership of the Trust Common Securities, (b) cause the Trust to remain a statutory business trust, except in connection with a distribution of Convertible Debentures to the holders of Trust Securities, the redemption or conversion of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and not to voluntarily dissolve, wind-up, liquidate or to be terminated, except as permitted by the Declaration, (c) use its commercially reasonable efforts to ensure that the Trust shall not be an "investment company" for purposes of the Investment Company Act of 1940, as amended, and (d) take no action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                    ARTICLE 8

                      CONVERSION OF CONVERTIBLE DEBENTURES

         SECTION 8.01. CONVERSION RIGHTS. (a) Subject to and upon compliance with the provisions of this Article 8, the Convertible Debentures are convertible, at the option of the Holder thereof, at any time beginning 90 days following the last date of original issuance of any CRESTS and prior to the close of business, New York time, on June 28, 2010 (or earlier as provided in Section 8.01(B)) into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of the Convertible Debentures to be converted by the Conversion Price (as in effect on the date provided for in Section 8.02(B)). The initial Conversion Price is $21.42 per share of Common Stock. The Conversion Price is subject to adjustment as described in this Article 8.

          (b) The right to convert Convertible Debentures shall terminate prior to the close of business (i) on June 28, 2010 or (ii) in the case of Convertible Debentures called for redemption, on the second Business Day prior to the related redemption date, unless the Company shall default in making payment of any moneys or shares of Common Stock payable upon such redemption under Article 3.

         SECTION 8.02. CONVERSION PROCEDURES. (a) In order to convert all or a portion of the Convertible Debentures, the Holder thereof shall (i) sign and deliver to the Conversion Agent an irrevocable notice of election to convert ("CONVERSION NOTICE") setting forth the principal amount of Convertible Debentures to be converted (which shall equal $50 or any integral multiple thereof), together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion together with any payment required by the following paragraph, (ii) if such Convertible Debentures are definitive Convertible Debentures, surrender to the Conversion Agent the Convertible Debentures to be converted, with such endorsements or transfer documents as requested by the Conversion Agent, and (iii) pay any transfer or similar tax, if required. In addition, a holder of Trust Securities may exercise its right under the Declaration to convert such Trust Securities into Common Stock by delivering to the Conversion Agent an irrevocable conversion request setting forth the information called for by the preceding sentence and directing the Conversion Agent (A) to exchange such Trust Securities for a portion of the

Convertible Debentures held by the Trust (at an exchange rate of $1 of principal amount of Convertible Debentures for each $1 liquidation amount of Trust Securities) and (B) to immediately convert such Convertible Debentures, on behalf of such holder, into Common Stock pursuant to this Article 8 and, if such Trust Securities are in definitive form, surrendering such Convertible Preferred Security Certificates or Common Security Certificates, as the case may be, duly endorsed or assigned to the Trust or in blank. So long as any CRESTS are outstanding, the Trust shall not convert any Convertible Debentures except pursuant to a conversion request delivered to the Conversion Agent by a holder of Trust Securities.

         Except as provided below, accrued but unpaid interest shall not be paid in cash on Convertible Debentures that are converted by a Holder into Common Stock, nor shall such accrued interest be converted into additional shares of Common Stock. Holders of Convertible Debentures at the close of business on a Regular Record Date shall be entitled to receive the interest payable on such Convertible Debentures (except that holders of Convertible Debentures called for redemption on a redemption date between such Regular Record Date and the Interest Payment Date shall not be entitled to receive such interest on such Interest Payment Date) on the corresponding Interest Payment Date notwithstanding the conversion of such Convertible Debentures following such Regular Record Date and prior to such Interest Payment Date. However, Convertible Debentures surrendered for conversion during the period between the close of business on any Regular Record Date and the opening of business on the corresponding Interest Payment Date (except Convertible Debentures called for redemption on a redemption date during such period) shall be accompanied by payment of an amount equal to the interest payable on such Convertible Debentures on such Interest Payment Date. A Holder of Convertible Debentures on a Regular Record Date who (or whose transferee) tenders any such Convertible Debentures for conversion into shares of Common Stock on such Interest Payment Date shall receive the interest payable by the Company on such Convertible Debentures on such date, and the converting Holder need not include payment of the amount of such interest upon surrender of Convertible Debentures for conversion. The Company shall make no payment or allowance for dividends on the shares of Common Stock issued upon conversion.

          (b) Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Conversion Notice was received (the "CONVERSION DATE") by the Conversion Agent from the Holder or from a holder of the Trust Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Conversion Notice, a certificate or certificates for the number of full shares of Common Stock and any other shares of common stock of the Company issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

          (c) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Convertible Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at the Maturity Date of the portion of Convertible Debentures so converted and any unpaid interest (including Compounded Interest, if any) accrued on such Convertible Debentures at the time of such conversion.

          (d) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Debentures. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of the Convertible Debentures, the Company shall pay to the Conversion Agent an amount in cash (and the Conversion Agent in turn shall pay such cash amount to the Holder of such Convertible Debentures or the holder of the Trust Securities so converted, as appropriate) based upon the Closing Price of Common Stock on the Trading Day immediately preceding the date of conversion. If more than one Convertible Debenture shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of Convertible Debentures so surrendered.

          (e) In the event of the conversion of any Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures for the unconverted portion thereof shall be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section 12.02 of the Base Indenture.

          (f) In effecting the conversion transactions described in this Section 8.02, the Conversion Agent is acting as agent of the holders of Trust Securities (in the exchange of Trust Securities for Convertible Debentures) and as agent of the Holders of Convertible Debentures (in the conversion of Convertible Debentures into Common Stock), as the case may be. The Conversion Agent is hereby authorized (i) to exchange Convertible Debentures held by the Trust from time to time for Trust Securities in connection with the conversion of such Trust

Securities in accordance with this Article 8 and (ii) to convert all or a portion of the Convertible Debentures into Common Stock and thereupon to deliver such shares of Common Stock of the Company in accordance with the provisions of this Article 8 and to deliver to the Trust a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount.

         SECTION 8.03. CERTAIN CONVERSION PRICE ADJUSTMENTS. (a) The Conversion Price per share of Common Stock shall be adjusted from time to time as follows:

                  (i) If the Company shall after the date on which Convertible Debentures are initially issued (A) pay a dividend or make a distribution on any class of its capital stock in shares of Common Stock, (B) subdivide the outstanding Common Stock into a greater number of shares or (C) combine the outstanding Common Stock into a smaller number of shares, then the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day next following the day on which such subdivision or combination becomes effective, as the case may be, shall be adjusted so that the Holder of any Convertible Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Convertible Debenture been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision or combination. An adjustment made pursuant to this Section 8.03(A)(I) shall become effective immediately after the opening of business on the day next following the record date (except as provided in Section 8.03) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision or combination.

                  (ii) If the Company shall issue after the date on which Convertible Debentures are initially issued rights, options or warrants (other than any rights, options or warrants referred to in Section 8.03(A)(III) below) to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the opening of business on the day next following the date fixed for such determination by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and (2) the number of shares that the aggregate proceeds to the Company from the exercise of such rights, options or warrants for Common Stock would purchase at such Current Market Price, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (y) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in Section 8.03(E)). In determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price thereof, there shall be taken into account any consideration received by the Company upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (iii) If the Company shall distribute to all holders of the Common Stock any shares of capital stock (other than common stock of the Company), evidences of indebtedness, cash or other assets of the Company (including securities, but excluding (w) any dividend or distribution referred to in Section 8.03(A)(I), (x) any rights, options or warrants referred to in Section 8.03(A)(II)) or in the second paragraph of this Section 8.03(A)(III), (y) any dividend or distribution paid exclusively in cash or (z) any stocks, securities or other property received as a result of a transaction referred to in
         Section 8.04) (any of the foregoing being hereinafter referred to in this Section 8.03(A)(III) as the "SECURITIES"), then in each such case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by
         (II) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors) of the portion of the Securities so distributed to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of Common Stock on the record date mentioned below.

         Such adjustment shall become effective immediately at the opening of business on the day next following the record date for the determination of stockholders entitled to receive such distribution (except as provided in Section 8.03(E)).

                  In case the Company shall distribute rights or warrants to purchase Common Stock pro rata to all holders of Common Stock which rights, options or warrants are not at such time immediately exercisable but, upon the occurrence of a specified event or events ("EXERCISE TRIGGER DATE") shall become exercisable and once they become exercisable shall entitle, or upon the occurrence of an additional specified event or events ("PRICE TRIGGER DATE") shall entitle, the Holder thereof to purchase Common Stock at a price per share of Common Stock less than the Current Market Price of the Common Stock on the Trading Day next succeeding the later of the Exercise Trigger Date or the Price Trigger Date ("ADJUSTMENT TRIGGER DATE") and there shall have occurred such Adjustment Trigger Date, thus permitting the holders of such rights, options or warrants irrevocably to exercise any exchange, subscription or purchase rights conferred by such rights, options or warrants at a price per share of Common Stock less than such Current Market Price, then the Conversion Price in effect at the opening of business on the Adjustment Trigger Date shall be adjusted by multiplying (I) such Conversion Price by (II) a fraction, the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the Trading Day immediately prior to the Adjustment Trigger Date less an amount equal to the quotient of (x) the aggregate fair market value on the Adjustment Trigger Date of the rights, options or warrants so distributed (as determined by the Board of Directors) divided by (y) the number of shares of Common Stock outstanding on such day prior to the Adjustment Trigger Date and the denominator of which shall be equal to such Current Market price per share of the Common Stock. Such adjustment shall become effective immediately after the opening of business on the day next following such Adjustment Trigger Date.

                  (iv) If the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock cash (excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to Section 8.03(A)(III) and cash that is distributed in a merger or consolidation to which Section 8.05 applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash (to which this Section 8.03(A)(IV) would otherwise apply) within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment has been made and (B) all Excess Purchase Payments in respect of each tender offer or exchange offer for Common Stock concluded by the Company or any of its Subsidiaries within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment has been made, exceeds an amount equal to 10% of the product of the Current Market Price per share of Common Stock on the date fixed for determination of holders of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) such Conversion Price in effect immediately prior to the Conversion Price adjustment contemplated by this Section 8.03(A)(IV) by (II) a fraction the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for determination of holders of Common Stock entitled to receive such distribution less the combined amount of such cash and such Excess Purchase Payments so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock on such date of determination. Such adjustment shall become effective immediately prior to the opening of business on the day next following the date fixed for such determination.

                  (v) In case a tender offer or exchange offer (other than an odd-lot offer) made by the Company or any of its Subsidiaries for all or any portion of the Common Stock shall be consummated, if the aggregate amount of any Excess Purchase Payment, together with (A) the aggregate amount of any distributions made to all holders of Common Stock made exclusively in cash (excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to Section 8.03(A)(III) and cash that is distributed in a merger or consolidation to which Section 8.04 applies) within the 12 months preceding the consummation of such tender or exchange offer and in respect of which no Conversion Price adjustment has been made, and
         (B) all other Excess Purchase Payments in respect of each tender or exchange offer for Common Stock concluded by the Company or any of its Subsidiaries within the 12 months preceding the consummation of such tender or exchange offer and in respect of which no Conversion Price adjustment has been made, exceeds an amount equal to 10% of the product of the Current Market Price per share of Common Stock on the consummation date of such tender or exchange offer (any such date, the "PURCHASE DATE") times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on such Purchase Date, then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) such Conversion Price in effect immediately prior to such Purchase Date by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on such Purchase Date less the combined amount of Excess Purchase Payments and such cash so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share on such Purchase Date. Such adjustment shall become effective immediately prior to the opening of business on the day next following such Purchase Date.

                  (vi) The Company from time to time may reduce the Conversion Price by any amount for any period of at least 20 Business Days (or such other period as may then be required by applicable law), provided that the Board of Directors shall have determined that such reduction is in the best interests of the Company. No reduction in the Conversion Price pursuant to this Section 8.03(A)(VI) shall become effective unless the Company shall have mailed a notice, at least 15 days prior to the date on which such reduction is scheduled to become effective, to each Holder of Convertible Debentures and to each holder of the Trust Securities. Such notice shall be given by first class mail, postage prepaid, at such Holder's address as the same appears on the records of the Company. Such notice shall state the amount per share by which the Conversion Price shall be reduced and the period for which such reduction shall be in effect.

                  (vii) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 8.03(A)(I) through 8.03(A)(V), as the Board determines to be necessary in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients; PROVIDED that any such reduction shall not be effective until written evidence of the action of the Board authorizing such reduction shall be filed with the Secretary of the Company and notice thereof shall have been given by first class mail, postage prepaid, to each Holder of Convertible Debentures and to each holder of the Trust Securities at such Holder's address as the same appears on the stock transfer books of the Company.

          (b) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this
Section 8.03(B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Article 8 (other than this Section 8.03(B)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common-Stock into which Convertible Debentures are convertible. Notwithstanding any other provisions of this Article 8, the Company shall not be required to make any adjustment of any Conversion Price established hereunder for the issuance of any shares of common stock of the Company (including Common Stock) pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this Article 8 shall be made to the nearest 1/100 of a cent (with $.00005 being rounded upward) or to the nearest 1/10,000 of a share (with
 .00005 of a share being rounded upward), as the case may be.

          (c) The reclassification of Common Stock into which Convertible Debentures are then convertible into securities which include securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 8.04 applies), shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of such Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution") and (ii) a subdivision or combination, as the case may be, of the number of shares of such Common Stock outstanding immediately prior to such reclassification into the number of shares of such Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be the effective date of such subdivision or combination).

          (d)   If:

                  (i) the Company takes any action that would require an adjustment of the Conversion Price pursuant to this Section 8.03 or 8.04; or

                  (ii) there shall be any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required; or

                  (iii) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Company; or

                  (iv) the Company or any of its Subsidiaries shall commence a tender offer or exchange offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender or exchange offer), then the Company shall cause to be filed with the Trustee and the transfer agent for the CRESTS and the Convertible Debentures, and shall cause to be mailed to the Holders of Convertible Debentures and the holders of the Trust Securities at their addresses as shown on the securities transfer records of the Company, as promptly as possible, but at least 15 days prior to the earliest applicable date hereinafter specified, a notice stating, as applicable, (A) the proposed record date for a dividend or distribution or the proposed effective date of a consolidation, merger, sale, transfer, liquidation, dissolution, or winding up,
(B) the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such consolidation, merger, sale, transfer, liquidation, dissolution or winding up or (C) the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the related transaction.

          (e) In any case in which Section 8.03(A) provides that an adjustment shall become effective on the day next following a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Convertible Debenture converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the number of shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction thereof pursuant to Section 8.02(D).

          (f) For purposes of this Article 8, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock or such other common stock then owned or held by or for the account of Company. The Company shall not pay a dividend or make any distribution on, or issue any rights or warrants in respect of, shares of Common Stock held in the treasury of the Company.

          (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, for the purpose of effecting conversion of the Convertible Debentures, the full number of shares of Common Stock deliverable upon the conversion of all the Convertible Debentures then outstanding and not theretofore converted. Any shares of Common Stock of the Company issued upon conversion of the Convertible Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Company shall deliver the shares of Common Stock received upon conversion of the Convertible Debentures to the converting Holder free and clear of all liens. charges, security interests and encumbrances, except for United States withholding taxes. The Company shall endeavor to list the shares of Common Stock to be delivered upon conversion of the Convertible Debentures, prior to such delivery, upon each national securities exchange or with each national securities association, if any, upon which the outstanding Common Stock is listed at the time of such delivery. Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of Convertible Debentures, the Company shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority. For purposes of this Section 8.03(G), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding Convertible Debentures shall be computed as if at the time of computation all such outstanding Convertible Debentures were held by a single Holder.

          (h) The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of Convertible Debentures pursuant hereto; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of such shares to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or established, to the reasonable satisfaction of the Company, that such tax has been paid.

          (i) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Property Trustee for the Trust an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be prima facie evidence of the correctness of such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment and shall send such notice of such adjustment of the Conversion Price by first class mail, postage prepaid, to the Holders of the Convertible Debentures, at such Holders' address as the same appears on the records of the Company.

         SECTION 8.04. MERGER, CONSOLIDATION, OR SALE OF ASSETS. (a) In the event that the Company shall be a party to any Fundamental Change, then appropriate provision shall be made as part of the terms of such transaction whereby the Holder of each Convertible Debenture then outstanding shall have the right thereafter to convert such Convertible Debenture only into:

                  (i) in the case of any such transaction that does not constitute a Common Stock Fundamental Change and subject to funds being legally available for such purpose under applicable law at the time of such conversion, the kind and amount of the securities, cash or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock issuable upon conversion of such Convertible Debenture immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect, in the case of any Non-Stock Fundamental Change, to any adjustment in the Conversion Price in accordance with Section 8.04(C)(I); and

                  (ii) in the case of any such transaction that constitutes a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined in accordance with Section 8.04(C)(II).

         (b) The company formed by such consolidation or resulting from such merger or that acquires such assets or that acquires the Company's shares, as the case may be, shall enter into a supplemental indenture with the Trustee, satisfactory in form to the Trustee and executed and delivered to the Trustee, the provisions of which shall establish such conversion right specified in
Section 8.04(A). Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions shall similarly apply to successive transactions of the foregoing type.

          (c) Notwithstanding any other provision of this Section to the contrary, if any Fundamental Change occurs, then the Conversion Price in effect shall be adjusted immediately after such Fundamental Change as follows:

                  (i) in the case of a Non-Stock Fundamental Change, the Conversion Price of the Convertible Debentures immediately following such Non-Stock Fundamental Change shall be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 8.03, and (B) the product of the greater of the Applicable Price and the then applicable Reference Market Price and a fraction, the numerator of which is $50 and the denominator of which is
         (x) the amount of the Optional Redemption Price set forth in Section
         3.02 for $50 in principal amount of Convertible Debentures if the redemption date were the date of such Non- Stock Fundamental Change (or, for the period commencing June 17, 1998 and ending June 29, 1999, and the twelve-month periods beginning June 30, 1999 and June 30, 2000 and the period beginning June 30, 2001 and ending July 2, 2002, the product of 107%, 106.3%, 105.6% and 104.9 % respectively), times $50 plus (y) any then-accrued and unpaid interest on $50 principal amount of Convertible Debentures; and

                  (ii) in the case of a Common Stock Fundamental Change, the Conversion Price of the Convertible Debentures immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to
         Section 8.03, multiplied by a fraction, the numerator of which is the Purchaser Stock Price and the denominator of which is the Applicable Price; PROVIDED, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquirer or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock (other than treasury shares and shares held by subsidiaries of the Company) shall have been exchanged for, converted into or acquired for, common stock of the successor, acquirer or other third party (and any cash with respect to fractional interests in such common stock resulting from such Common Stock Fundamental Change), the Conversion Price of the Convertible Debentures immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change multiplied by a fraction, the numerator of which is one (1) and the denominator of which is the number of shares of common stock of the successor, acquirer or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.

         SECTION 8.05. SPECIAL PROVISIONS REGARDING ADJUSTMENT OF CONVERSION PRICE OR OTHER PROVISIONS. In the event that the provisions of this Article 8 specifying the methods by which the Conversion Price or other provisions are adjusted would require an adjustment that is determined in good faith by the Board of Directors to be inconsistent with the purposes of the provisions hereof providing for Conversion Price or other adjustments (generally, to place the holders of the Convertible Debenture and the Trust Securities in a position equivalent to the position they were in prior to the event requiring an adjustment to the Conversion Price or other adjustments), the Board of Directors may make an adjustment (in lieu of that required pursuant to such provisions) that it determines in good faith to place the Holders of the Convertible Debentures in a position at least equivalent to the position they were in prior to such event, which determination shall be described in a Board Resolution. There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Company in a reorganization, acquisition or other similar transaction except as specifically set forth in this Article 8. If any action or transaction would require adjustment of any Conversion Price established hereunder pursuant to more than one paragraph of this Article 8, only the adjustment which would result in the largest reduction of such Conversion Price shall be made.

         SECTION 8.06. CERTAIN ADDITIONAL RIGHTS. In case the Company shall, by dividend or otherwise, declare or make a distribution on the Common Stock referred to in Section 7.01(C) or 7.01(D), the Holder of the Convertible Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Convertible Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Convertible Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock that the Holder of Convertible Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled; provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (b) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

         SECTION 8.07. TRUSTEE NOT RESPONSIBLE FOR DETERMINING CONVERSION PRICE OR ADJUSTMENTS. Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Convertible Debenture to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or whether this supplemental indenture need be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Convertible Debenture for the purpose of conversion.

         SECTION 8.08. DEFEASANCE. The Convertible Debentures are subject to
Section 3.04 of the Base Indenture. If the Company exercises its right of defeasance in accordance with Section 3.04 of the Base Indenture, the conversion rights of the Holders of the Convertible Debentures under the Base Indenture and the Supplemental Indenture and the holders of the Trust Securities under the Declaration shall survive until the Convertible Debentures are no longer outstanding.

                                    ARTICLE 9

                                EVENTS OF DEFAULT

         SECTION 9.01. EVENTS OF DEFAULT. A default in the payment of Liquidated Damages Amounts (as defined in the Registration Rights Agreement) shall be a default under Section 4.01(b) of the Base Indenture. Notwithstanding any other provision to the contrary, a valid extension of the interest payment period of the Convertible Debentures pursuant to Section 5.01 shall not constitute a default in the payment of an installment of interest under Section 4.01(a) of the Base Indenture.

                                   ARTICLE 10

                          FORM OF CONVERTIBLE DEBENTURE

         SECTION 10.01. FORM OF CONVERTIBLE DEBENTURE. The Convertible Debentures and the Trustee's Certificate of Authentication to be endorsed thereon shall be substantially in the form set forth as Annex I to this Supplemental Indenture.

                                   ARTICLE 11

                    ORIGINAL ISSUE OF CONVERTIBLE DEBENTURES

         SECTION 11.01. ORIGINAL ISSUE OF CONVERTIBLE DEBENTURES. Convertible Debentures in the aggregate principal amount of up to the sum of (a) $180,412,400 and (b) such aggregate principal amount (which may not exceed $207,474,250 aggregate principal amount) of Convertible Debentures as shall be purchased by the Trust as a consequence of the exercise of an over-allotment option in accordance with the terms of the Purchase Agreement, may, upon or following execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Convertible Debentures to or upon the written order of the Company, signed by its Chairman, its Vice Chairman, its President, or any Vice President, without any further action by the Company.

                                   ARTICLE 12

                                  MISCELLANEOUS

         SECTION 12.01. RATIFICATION OF BASE INDENTURE; SUPPLEMENTAL INDENTURE CONTROLS. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

         SECTION 12.02. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         SECTION 12.03. GOVERNING LAW. This Supplemental Indenture and each Convertible Debenture shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

         SECTION 12.04. SEPARABILITY. In case any one or more of the provisions contained in this Supplemental Indenture or in the Convertible Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Convertible Debentures, but this Supplemental Indenture and the Convertible Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         SECTION 12.05. COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 12.06. MERGER. The provisions of Article 7 of the Base Indenture shall govern the obligations of Servico, Inc. and Lodgian following the Merger.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed on the date or dates indicated in the acknowledgments and as of the day and year first above written.


                                    SERVICO, INC.




                                    By: /s/ Charles M. Diaz
                                       -----------------------------------
                                       Name: Charles M. Diaz
                                       Title: Vice President and Secretary



                                       WILMINGTON TRUST COMPANY,
                                         as Trustee



                                    By: /s/ W. Christopher Sponenberg
                                       -----------------------------------
                                       Name:  W. Christopher Sponenberg
                                       Title: Senior Financial Services Officer



                                       LODGIAN, INC.



                                    By: /s/ Charles M. Diaz
                                       -----------------------------------
                                       Name: Charles M. Diaz
                                       Title: Vice President and Secretary

                                     ANNEX I

                          FORM OF CONVERTIBLE DEBENTURE

                      FORM OF FACE OF CONVERTIBLE DEBENTURE

         THIS SECURITY, THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, THE GUARANTEE AND THE CRESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION IN THESE SECURITIES MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITIES, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF SUCH SECURITIES (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS SUCH SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR' WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS

         ACQUIRING SUCH SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, OR AS FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY. EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED HEREBY WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE 1 OF ERISA OR A PLAN DESCRIBED IN SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) BY REASON OF THE APPLICATION OF ONE OR MORE STATUTORY OR ADMINISTRATIVE EXEMPTIONS FROM THE PROHIBITED TRANSACTION RULES OF
         SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE, ITS PURCHASE AND HOLDING OF CRESTS WILL NOT CONSTITUTE, CAUSE OR RESULT IN THE OCCURRENCE OF A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF
         SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO THE SECURITIES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.


No.                                                         CUSIP No. 817648AA6

                                  SERVICO, INC.

                  7% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE

                                    DUE 2010

         Servico, Inc., a Florida corporation (the "COMPANY", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Wilmington Trust Company, as Property Trustee for Lodgian Capital Trust I, or registered assigns, the principal sum set forth on Schedule A hereto on June 30, 2010, and to pay interest on said principal sum from June 17, 1998, or from the most recent date on which interest has been paid to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30 and December 31 of each year (each, an "INTEREST PAYMENT DATE") commencing September 30, 1998, at the rate of Applicable Rate per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and overdue installment of interest at the same rate per annum compounded quarterly (without duplication and to the extent that payment of such interest is enforceable under applicable law). The amount of interest payable on any Interest Payment Date for any full quarterly interest period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed shall be computed on the basis of 30-day months and, for periods of less than a month, on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on this Convertible Debenture is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (referred to on the reverse hereof), be paid to the person in whose name this Convertible Debenture is registered on the Regular Record Date for such interest installment. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date and may be paid to the Person in whose name this Convertible Debenture is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Convertible Debentures not less than 10 days prior to such special record date, or may be paid at anytime in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Debenture Register. Notwithstanding the foregoing, so long as the Holder of this Convertible Debenture is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Convertible Debenture shall be made at such place and to such account as may be designated by the Property Trustee.

         The indebtedness evidenced by this Convertible Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Convertible Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

         This Convertible Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed.



                                            SERVICO, INC.



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Convertible Debentures of the series of Convertible Debentures issued under the within-mentioned Indenture.


Dated:


Wilmington Trust Company,
as Trustee



By:
   ------------------------------
   Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

         This Convertible Debenture is one of a duly authorized series of Securities of the Company specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture (the "BASE INDENTURE"), dated as of June 17, 1998, duly executed and delivered between the Company and Wilmington Trust Company, as Trustee (the "TRUSTEE"), as supplemented by the Supplemental Indenture dated as of June 17, 1998, between the Company and the Trustee (the "SUPPLEMENTAL INDENTURE" and such Supplemental Indenture, as it supplements the Base Indenture, the "INDENTURE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of Convertible Debentures. By the terms of the Indenture, the Securities are issuable thereunder in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount as specified in said Supplemental Indenture and is herein sometimes referred to as the "CONVERTIBLE DEBENTURES."

         Because of the occurrence and continuation of a Trust Special Event, in certain circumstances, this Convertible Debenture may become due and payable, in whole or in part, at 100% of the principal amount to be redeemed together with any interest accrued thereon, including Compounded Interest, if any, to, but excluding, the redemption date.

         In addition, the Company shall have the right to redeem this Convertible Debenture at the option of the Company, upon not less than 30 nor more than 60 days notice, in whole or in part, for cash at any time on and after July 30, 2002 at the following prices (expressed as percentages of the principal amount of the Convertible Debentures), together with accrued and unpaid interest (including Compounded Interest, if any) thereon to, but excluding, the redemption date, if redeemed during the period beginning July 30, 2002 and ending on June 27, 2003, the redemption price shall be 104.2% and if redeemed thereafter during the 12- month period beginning on June 30 of the following years:

     YEAR                               REDEMPTION PRICE
     ----                               ----------------
     2003                                    103.5%
     2004                                    102.8%
     2005                                    102.1%
     2006                                    101.4%
     2007                                    100.7%
     2008 and thereafter                     100.0%

         The Company may exercise its redemption right provided that the redemption price (other than the portion thereof consisting of accrued and unpaid interest (including Compounded Interest, if any)) is payable solely out of the sale proceeds of other equity securities of the Company, and from no other source. For purposes of the preceding sentence, "equity securities" means
(i) any equity securities, including common stock and preferred stock, of the Company, (ii) any securities. which by their terms, are mandatory convertible or exchangeable for, or require the purchase of, such common stock or preferred stock and (iii) preferred securities issued by a business trust, partnership or limited liability company, all of the common equity of which is owned, directly or indirectly by, the Company and the sole assets of which are subordinated debt securities with interest payments deferrable at the Company's option.

         In addition, the Company shall have the right to redeem the Convertible Debentures, in whole or in part, for cash from time to time after July 3, 2002, upon not less than 30 days' nor more than 60 days' notice to the Holders, at a redemption price equal to 100% of the principal amount of the Convertible Debentures to be redeemed, together with any accrued and unpaid interest (including Compounded Interest, if any) thereon to, but excluding the date of such redemption. The Company may exercise its redemption night only if (i) for 20 Trading Days within any period of 30 consecutive Trading Days, including the last day of such period, the Closing Price of the shares of Common Stock exceeds $25.71 per share, subject to adjustment, under the circumstances described in the Supplemental Indenture with respect to the Conversion Price and (ii) on or prior to the date of the notice of redemption required by Section 3.05 of the Supplemental Indenture, the Company shall have entered into an agreement, subject to customary terms and conditions, with a nationally recognized investment banking firm pursuant to which such firm shall have agreed to purchase from the Company such number of whole shares of Common Stock as would have been issuable upon conversion of Convertible Debentures that are not surrendered for conversion prior to the close of business on the redemption date. To exercise such redemption right, the Company shall issue a press release announcing the redemption prior to the opening of business on the second Trading Day after the conditions described in the preceding sentences have, from time to time, been met but shall not issue such press release prior to July 3, 2002.

         The Company may not redeem any Convertible Debentures unless all accrued and unpaid interest has been paid on all outstanding Convertible Debentures for all quarterly interest payment periods terminating on or prior to the last Interest Payment Date before the date of redemption. If Convertible Debentures are redeemed on March 31, June 30, September 30 and December 31, accrued and unpaid interest shall be payable to Holders on the relevant record date for such interest payment date.

         If the Convertible Debentures are only partially redeemed by the Company pursuant to an optional redemption, the Convertible Debentures shall be redeemed PRO RATA.

         In the event of redemption of this Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         In the event that the Merger Agreement is terminated or the Merger has not been consummated by December 31, 1998, the Company shall make an offer to each Holder of Convertible Debentures to repurchase all or any portion of such Holder's Convertible Debentures in integral multiples of $50 at a purchase price in cash in an amount equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Convertible Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Convertible Debentures of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Convertible Debentures of such series; PROVIDED, however, that no such supplemental indenture shall (a) extend the stated maturity of any Convertible Debentures of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or make any change that adversely affects the right to convert any Convertible Debentures of any series or make any change in the subordination provisions that adversely affects the rights of any Holders of any Convertible Debentures of any series, without the consent of the Holder of each Debenture so affected, or (b) reduce the aforesaid percentage in aggregate principal amount of Convertible Debentures of such series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Convertible Debenture of any series then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Convertible Debentures of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Convertible

Debentures of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Convertible Debentures of such series; PROVIDED that a failure to convert any Convertible Debentures of such series in accordance with its terms may only be waived by the Holders affected thereby. Any such consent or waiver by the registered Holder of this Convertible Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Convertible Debenture and of any Convertible Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Convertible Debenture.

         No reference herein to the Indenture and no provision of this Convertible Debenture or of the Indenture, but subject to Article 13 of the Base Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Convertible Debenture at the time and place and at the rate and in the money to the extent herein prescribed.

         As long as an Event of Default under Section 4.01 of the Base Indenture or Section 9.01 of the Supplemental Indenture shall not have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Convertible Debentures, to defer payments of interest by extending the interest payment period of the Convertible Debentures for a period not exceeding 20 consecutive quarterly periods (an "EXTENSION PERIOD") during which Extension Period no interest shall be due and payable on the Convertible Debentures; PROVIDED, that no Extension Period may extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred during an Extension Period, shall bear interest thereon at the rate specified for these Convertible Debentures, compounded quarterly for each quarter of the Extension Period ("COMPOUNDED INTEREST"). Before the termination of any such Extension Period, the Company may further extend such Extension Period, PROVIDED, that such Extension Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. At the end of the Extension Period, the Company shall pay all interest then accrued and unpaid on the Convertible Debentures, including Compounded Interest, if any, that shall be payable to the Holders of Convertible Debentures on the first record date after the termination of the Extension Period. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest (including Compounded Interest to the extent permitted by applicable law), the Company may commence a new Extension Period. The Company may pay at any time all or any portion of the interest accrued during an Extension Period, subject to the requirements set forth in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, this Convertible Debenture is transferable by the registered Holder hereof on the Debenture Register of the Company, upon surrender of this Convertible Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Convertible Debentures of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Convertible Debenture, the Company, the Trustee, any paying agent and the Debenture Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary. No recourse shall be had for the payment of the principal of or the interest on this Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any in corporation, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

         Subject to and upon compliance with Article 8 of the Supplemental Indenture, the Holder of this Convertible Debenture has the right, exercisable at any time beginning 90 days following the last date of original issuance of any CRESTS and prior to the close of business on (i) June 28, 2010 or (ii) in the event this Convertible Debenture is called for redemption, the second Business Day prior to the related redemption date, subject to limited exceptions specified in the Supplemental Indenture, to convert the principal amount hereof (or any portion thereof that is an integral multiple of $50) into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of the Convertible Debentures to be converted by the Conversion Price in effect on the Conversion Date. The initial Conversion Price is $21.42 per share of Common Stock. The Conversion Price is subject to adjustment as described in the Indenture. All Conversion Price and conversion provision calculations shall be made to the nearest 1/100 of a cent (with $.00005 being rounded upward) or to the nearest 1/10,000 of a share (with .00005 of a share being rounded upward), as the case may be.

         To convert all or a portion of this Convertible Debenture, a Holder must (a) complete and sign an irrevocable notice of election to convert substantially in the form attached hereto and deliver such Conversion Notice to the Conversion Agent, together with any payment required by the fourth sentence of this paragraph, (b) surrender the Convertible Debenture to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required. Except as provided below, accrued but unpaid interest shall not be paid in cash on Convertible Debentures that are converted by a Holder into Common Stock, nor shall such accrued interest be converted into additional shares of Common Stock. Holders of Convertible Debentures at the close of business on a Regular Record Date shall be entitled to receive the interest payable on such Convertible Debentures (except that holders of Convertible Debentures called for redemption on a redemption date between such Regular Record Date and the Interest Payment Date shall not be entitled to receive such interest on such Interest Payment
Date) on the corresponding Interest Payment Date notwithstanding the conversion of such Convertible Debentures following such Regular Record Date and prior to such Interest Payment Date. However, Convertible Debentures surrendered for conversion during the period between the close of business on any Regular Record Date and the opening of business on the corresponding Interest Payment Date (except Convertible Debentures called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the interest payable on such Convertible Debentures on such Interest Payment Date. A Holder of Convertible Debentures on a Regular Record Date who (or whose transferee) tenders any such Convertible Debentures for conversion into shares of Common Stock on such Interest Payment Date shall receive the interest payable by the Company on such Convertible Debentures on such date, and the converting Holder need not include payment of the amount of such interest upon surrender of Convertible Debentures for conversion. The Company shall make no payment or allowance for dividends on the shares of Common Stock issued upon conversion.

         No fractional shares shall be issued upon conversion but a cash payment shall be made by the Company in lieu of such fractional interest. The outstanding principal amount of any Convertible Debenture shall be reduced by the principal amount thereof converted into shares of Common Stock or other shares of common stock of the Company.

         The Company's delivery upon conversion of the fixed number of shares of Common Stock or other shares of common stock of the Company into which the Convertible Debentures are convertible (together with cash in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at the Maturity Date of the portion of Convertible Debentures so converted and any unpaid interest (including Compounded Interest) accrued on such Convertible Debentures at the time of such conversion.

         The Convertible Debentures of this series are issuable only in registered form without coupons in denominations of $50 and any integral multiple thereof. IF THE CONVERTIBLE DEBENTURE IS TO BE A GLOBAL DEBENTURE, SUBSTITUTE THE FOLLOWING FOR THE PREVIOUS SENTENCE: This Global Debenture is exchangeable for Convertible Debentures in definitive form only under certain limited circumstances set forth in the Indenture. Convertible Debentures of this series so issued are issuable only in registered form without coupons in denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Convertible Debentures of this series are exchangeable for a like aggregate principal amount of Convertible Debentures of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         All terms used in this Convertible Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE CONVERTIBLE DEBENTURES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                           FORM OF ELECTION TO CONVERT

     To: [Servico, Inc.] [Lodgian, Inc.]

         The undersigned Holder of this Convertible Debenture hereby irrevocably exercises the option to convert this Convertible Debenture, or the portion below designated, into Common Stock of [SERVICO, INC.] [LODGIAN, INC.](the "COMPANY"), or any other class of common stock of the Company, as permitted by the Articles of Incorporation of the Company, in accordance with the terms of the Indenture referred to in this Convertible Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto. However, Convertible Debentures surrendered for conversion during the period between the close of business on any Regular Record Date and the opening of business on the corresponding Interest Payment Date (except Convertible Debentures called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date.


Date:

     in whole                                in part

                                                 Portion of principal amount
                                                 of the Convertible Debenture
                                                 to be converted ($50 or
                                                 integral multiples thereof):

                                                 $
                                                 Signature (for conversion only)

Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

                            Signature Guarantee:(1)

--------
         (1) The signature(s) should be guaranteed by an eligible guarantor institution
                                                                 (continued...)

                                 ASSIGNMENT FORM


     To assign this Security, fill in the form below:

     I or we assign and transfer this Security to

                                    (Print or type assignee's name, address and zip code)

                                       (Insert assignee's soc. sec. or tax I.D.
                                        No.)

     and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

-------------------------------------------------------------------------------


Date:
     ---------------------------------------
     Your Signature:
                    ------------------------
Signature Guarantee:
                    ------------------------

--------------------------------------------
                                              (Signature must be guaranteed)(2)

-------------------------------------------------------------------------------

      Sign exactly as your name appears on the other side of this Security.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

-------------

         (1) (...continued)
(banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

         (2) The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

     1/ /      acquired for the undersigned's own account, without transfer; or

     2/ /      transferred to the Company or a subsidiary thereof; or

     3/ / transferred pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

     4/ / for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person the undersigned reasonably believes is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is give that the transfer is being made in reliance on Rule 144A; or

     5/ / to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, that is acquiring such securities for its own account, or for the account of such an institutional Accredited Investor, or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of subparagraph (a)(7) of Rule 501 under the Securities Act, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act; or

     6/ / transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.




                  ------------------------------
                                       Signature

Signature Guarantee:

---------------------------------                 ------------------------------
(Signature must be guaranteed)(3)                 Signature


------------------------------------------------------------------



TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Convertible Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.




------------------------
Dated:





--------
         (3) The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Convertible Debenture purchased by the Company pursuant to Section 4.01 of the Indenture, check the Box: / /

         If you wish to have a portion of this Convertible Debenture purchased by the Company pursuant to Section 4.01 of the Indenture, state the amount:
maturity):        $______________.

Date:
     ---------------------

Your Signature:
               ------------------------------------------------------------
                           (Sign exactly as your name appears on
                            the other side of this Convertible Debenture)

Signature Guarantee:
                    -----------------------------------------

                  [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL
               DEBENTURES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                Changes to Principal Amount of Global Debentures

         The initial principal amount of this Global Debenture shall be $[   ].
The following increases or decreases in the principal amount of this Global Debenture have been made:

                   PRINCIPAL AMOUNT OF
                   SECURITIES BY WHICH
                  THIS GLOBAL DEBENTURE                                            SIGNATURE
                    IS TO BE REDUCED OR                                                OF
                  INCREASED, AND REASON              REMAINING PRINCIPAL           AUTHORIZED
                    FOR REDUCTION OR                   AMOUNT OF THIS              OFFICIAL OF
DATE                   INCREASE                        GLOBAL DEBENTURE            THE TRUSTEE
----              ---------------------              -------------------           -----------


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




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